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							File Number: 333-126384
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933

                                                                   July 31, 2019


                         PIONEER CLASSIC BALANCED FUND


SUPPLEMENT TO THE PROSPECTUS, SUMMARY PROSPECTUS AND STATEMENT
             OF ADDITIONAL INFORMATION, EACH DATED DECEMBER 1, 2018

The Board of Trustees of Pioneer Classic Balanced Fund has approved changing the fund's name to PIONEER BALANCED ESG FUND, effective September 1, 2019.

Effective September 1, 2019, the fund has adopted the following new investment policy:

The fund applies environmental, social and governance (ESG) criteria to its investments. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of issuers that the investment adviser believes adhere to the fund's ESG criteria.

For purposes of the 80% investment policy, "ESG criteria" is defined as the exclusion of investments issued by companies significantly involved in the production of alcohol, tobacco products, and controversial military weapons consisting of cluster weapons, anti-personnel mines, nuclear weapons, and biological and chemical weapons, and the operation of coal mines and gambling casinos and other gaming businesses.

The fund will provide notice to shareholders at least 60 days prior to any change to this policy.










                                                                   31712-00-0719
                                (Copyright)2019 Amundi Pioneer Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC